                            SOUND SHORE FUND, INC.
                               POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that D. KENNETH BAKER constitutes and appoints Sara M. Morris, Simon D. Collier and Leslie K. Klenk, and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form N1-A and any or all amendments thereto of Sound Shore Fund, Inc. and to file the same with the Securities and Exchange Commission, granting unto the said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their or his substitute or substitutes may lawfully do or cause to be done by virture hereof.

                                                  /s/ D. Kenneth Baker
                                                  -----------------------------
                                                  D. Kenneth Baker

Dated: April 27, 2006

                            SOUND SHORE FUND, INC.
                               POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that HARRY BURN III constitutes and appoints Sara M. Morris, Simon D. Collier and Leslie K. Klenk, and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form N1-A and any or all amendments thereto of Sound Shore Fund, Inc. and to file the same with the Securities and Exchange Commission, granting unto the said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their or his substitute or substitutes may lawfully do or cause to be done by virture hereof.

                                                  /s/ Harry Burn III
                                                  -----------------------------
                                                  Harry Burn III

Dated: April 27, 2006

                            SOUND SHORE FUND, INC.
                               POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that HARRY W. CLARK constitutes and appoints Sara M. Morris, Simon D. Collier and Leslie K. Klenk, and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form N1-A and any or all amendments thereto of Sound Shore Fund, Inc. and to file the same with the Securities and Exchange Commission, granting unto the said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their or his substitute or substitutes may lawfully do or cause to be done by virture hereof.

                                                  /s/ Harry W. Clark
                                                  -----------------------------
                                                  Harry W. Clark

Dated: April 27, 2006

                            SOUND SHORE FUND, INC.
                               POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that H. WILLIAMSON GHRISKEY constitutes and appoints Sara M. Morris, Simon D. Collier and Leslie K. Klenk, and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form N1-A and any or all amendments thereto of Sound Shore Fund, Inc. and to file the same with the Securities and Exchange Commission, granting unto the said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their or his substitute or substitutes may lawfully do or cause to be done by virture hereof.

                                                  /s/ H. Williamson Ghriskey
                                                  -----------------------------
                                                  H. Williamson Ghriskey

Dated: April 27, 2006

                            SOUND SHORE FUND, INC.
                               POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that T. GIBBS KANE, JR. constitutes and appoints Sara M. Morris, Simon D. Collier and Leslie K. Klenk, and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form N1-A and any or all amendments thereto of Sound Shore Fund, Inc. and to file the same with the Securities and Exchange Commission, granting unto the said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their or his substitute or substitutes may lawfully do or cause to be done by virture hereof.

                                                  /s/ T. Gibbs Kane, Jr.
                                                  -----------------------------
                                                  T. Gibbs Kane, Jr.

Dated: April 27, 2006

                            SOUND SHORE FUND, INC.
                               POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that DAVID BLAIR KELSO constitutes and appoints Sara M. Morris, Simon D. Collier and Leslie K. Klenk, and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form N1-A and any or all amendments thereto of Sound Shore Fund, Inc. and to file the same with the Securities and Exchange Commission, granting unto the said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their or his substitute or substitutes may lawfully do or cause to be done by virture hereof.

                                                  /s/ David Blair Kelso
                                                  -----------------------------
                                                  David Blair Kelso

Dated: April 27, 2006

                            SOUND SHORE FUND, INC.
                               POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that JOHN L. LESHER constitutes and appoints Sara M. Morris, Simon D. Collier and Leslie K. Klenk, and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form N1-A and any or all amendments thereto of Sound Shore Fund, Inc. and to file the same with the Securities and Exchange Commission, granting unto the said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their or his substitute or substitutes may lawfully do or cause to be done by virture hereof.

                                                  /s/ John L. Lesher
                                                  -----------------------------
                                                  John L. Lesher

Dated: April 27, 2006

                            SOUND SHORE FUND, INC.
                               POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that JOHN J. MCCLOY II constitutes and appoints Sara M. Morris, Simon D. Collier and Leslie K. Klenk, and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form N1-A and any or all amendments thereto of Sound Shore Fund, Inc. and to file the same with the Securities and Exchange Commission, granting unto the said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their or his substitute or substitutes may lawfully do or cause to be done by virture hereof.

                                                  /s/ John J. McCloy II
                                                  -----------------------------
                                                  John J. McCloy II

Dated: April 27, 2006